UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 10, 2020

ABEONA THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15771	83-0221517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1330 Avenue of the Americas, 33rd Floor,

New York, NY 10019

(Address of principal executive offices) (Zip Code)

(646) 813-4712
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ABEO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2020, Christine Berni Silverstein, Chief Financial Officer of Abeona Therapeutics Inc. (the “Company”), notified the Company of her resignation as Chief Financial Officer effective on March 31, 2020. Ms. Silverstein has agreed to support the Company and will do so as an advisor during a transitional period between March 31, 2020 and June 30, 2020 (the “Transition Period”).

On March 11, 2020, the Board of Directors of the Company (the “Board”) elected Ms. Silverstein to serve as a Class 1 director of the Company until the 2020 annual meeting of stockholders and until her successor is duly elected and qualified.

Ms. Silverstein will receive non-employee director compensation under the standard arrangements and agreements described in the Company’s 2019 Annual Meeting Proxy Statement, including cash compensation and equity awards. There are no arrangements or understandings between Ms. Silverstein and any other person pursuant to which Ms. Silverstein was selected as a director.

Pursuant to a letter agreement dated March 13, 2020 (the “Agreement”), Ms. Silverstein has agreed to reasonably assist with transition duties as may be reasonably requested by the Company for the Transition Period. In accordance with the Agreement, Ms. Silverstein will continue to receive her annual base salary during the Transition Period, a prorated portion of her target bonus for 2020, and a lump-sum payment equal to COBRA premiums that Ms. Silverstein would pay if she elected continued health coverage under the Company’s health plan. In consideration of her services with the Company through the Transition Period and her eligibility to receive payment for the transition duties, Ms. Silverstein has agreed to waive all claims available under federal, state or local law against the Company and the directors, officers, employees, employee benefit plans and agents of the Company arising out of employment with the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abeona Therapeutics Inc.
(Registrant)

By:	/s/ Edward Carr
Name: Edward Carr
Title: Chief Accounting Officer

Date: March 16, 2020